Exhibit 10.9

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby has caused this Note to be duly executed by the undersigned as of the day and year first above written.

ALPHATIME ACQUISITON CORP

By:	/s/ Dajiang Guo
Name:	Dajiang Guo
Title:	CEO